Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
October 22, 2024	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Third Quarter 2024 Results and Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended September 30, 2024. The Company reported net income of $13.03 million, or $0.71 per diluted common share, for the quarter ended September 30, 2024.  Net income for the nine months ended September 30, 2024, was $38.56 million or $2.09 per diluted common share.

The Company also declared a quarterly cash dividend to common shareholders of thirty-one cents, $0.31 per common share. The quarterly dividend is payable to common shareholders of record on November 8, 2024, and is expected to be paid on or about November 22, 2024. This marks the 39th consecutive year of regular dividends to common shareholders.

The Company is working with borrowers and customers in North Carolina, Tennessee, Virginia, and southern West Virginia affected by the devastating floods, power outages, and water shortages from Hurricane Helene.  This includes payment relief for affected borrowers.  We will continue to monitor the situation over the coming weeks as it relates to asset quality.

Third Quarter 2024 Highlights

Income Statement

o

Net income of $13.03 million for the third quarter of 2024, was a decrease of $1.61 million, or 10.98%, from the same quarter of 2023.  Net income of $38.56 million for the first nine months of 2024, was an increase of $2.33 million, or 6.42%, from the same period of 2023.

o	Net interest income decreased $1.75 million compared to the same quarter in 2023, primarily due to increases in rates paid on interest-bearing deposits.
o	Net interest margin of 4.41% was a decrease of 10 basis points over the same quarter of 2023. The yield on earning assets increased 26 basis points from the same period of 2023 and is attributable to an increase in interest income resulting from an increase in yield. While there was an increase in yield for both loans and securities available for sale; the average balances decreased. The average balance for interest-bearing deposits with banks increased $219.59 million over the same period of 2023; however, there was no change in the yield from the same period of 2023. The yield on interest-bearing liabilities increased 58 basis points when compared with the same period of 2023 and is primarily attributable to increased rates on interest-bearing deposit liabilities.
o	Noninterest income increased approximately $830 thousand, or 8.63%, when compared to the same quarter of 2023. Noninterest income for the third quarter of 2024 included a gain of $825 thousand from the sale of two closed branch properties; noninterest income for the same period of 2023 included a gain of $204 thousand for the sale of a closed branch property. Noninterest expense increased $1.26 million, or 5.52%.
o

Annualized return on average assets ("ROA") was 1.60% for the third quarter and 1.60% for the first nine months of 2024 compared to 1.74% and 1.49% for the same periods, respectively, of 2023. Annualized return on average common equity ("ROE") was 10.04% for the third quarter and 10.08% for the first nine months of 2024 compared to 11.63% and 10.25% for the same periods, respectively, of 2023.  Annualized return on average tangible common equity ("ROTCE") was 14.46% for the third quarter and 14.61% for the first nine months of 2024 compared to 17.11% and 14.94% for the same periods, respectively, of 2023.

Balance Sheet and Asset Quality

o	Consolidated assets totaled $3.22 billion at September 30, 2024.
o	Loans decreased $128.19 million, or 4.98%, from December 31, 2023. Securities available for sale decreased $114.29 million, or 40.68%, from December 31, 2023. Deposits decreased $63.07 million, or 2.32%. The net effect of these balance sheet changes resulted in an increase in cash and cash equivalents of $198.92 million, or 170.86%.
o

The Company repurchased 12,854 common shares during the third quarter of 2024 at a total cost of $469 thousand.  The Company repurchased 257,294 common shares during the first nine months of 2024 at a total cost of $8.72 million.

o

Non-performing loans to total loans increased to 0.82% when compared with the same quarter of 2023.  The Company experienced net charge-offs for the third quarter of 2024 of $1.13 million, or 0.18% of annualized average loans, compared to net charge-offs of $1.46 million, or 0.22%, of annualized average loans for the same period in 2023.

o	The allowance for credit losses to total loans was 1.44% at September 30, 2024, compared to 1.41% at December 31, 2023, and 1.39% for September 30, 2023.
o	Book value per share at September 30, 2024, was $ 28.47, an increase of $1.27 from year-end 2023.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as a reconciliation to that comparable GAAP financial measure can be found in the attached tables to this press release.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 53 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of September 30, 2024. First Community Bank offers wealth management and investment advice and services through its Trust Division and through its wholly owned subsidiary, First Community Wealth Management, which collectively managed and administered $1.64 billion in combined assets as of September 30, 2024. The Company reported consolidated assets of $3.22 billion as of September 30, 2024. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; changes in banking laws and regulations; the degree of competition by traditional and non-traditional competitors; the impact of natural disasters, extreme weather events, military conflict , terrorism or other geopolitical events; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands, except share and per share data)	2024	2024	2024	2023	2023	2024	2023
Interest income
Interest and fees on loans	$32,120	$32,696	$33,418	$33,676	$33,496	$98,234	$93,051
Interest on securities	1,070	1,211	1,698	1,888	1,912	3,979	6,068
Interest on deposits in banks	3,702	2,882	913	438	697	7,497	2,044
Total interest income	36,892	36,789	36,029	36,002	36,105	109,710	101,163
Interest expense
Interest on deposits	5,298	4,877	4,365	3,935	2,758	14,540	5,406
Interest on borrowings	-	-	35	4	-	35	136
Total interest expense	5,298	4,877	4,400	3,939	2,758	14,575	5,542
Net interest income	31,594	31,912	31,629	32,063	33,347	95,135	95,621
Provision for credit losses	1,360	144	1,011	1,029	1,109	2,515	6,956
Net interest income after provision	30,234	31,768	30,618	31,034	32,238	92,620	88,665
Noninterest income	10,452	9,342	9,259	10,462	9,622	29,053	26,990
Noninterest expense	24,177	24,897	23,386	26,780	22,913	72,460	68,397
Income before income taxes	16,509	16,213	16,491	14,716	18,947	49,213	47,258
Income tax expense	3,476	3,527	3,646	2,932	4,307	10,649	11,022
Net income	$13,033	$12,686	$12,845	$11,784	$14,640	$38,564	$36,236

Earnings per common share
Basic	$0.71	$0.69	$0.70	$0.64	$0.78	$2.10	$2.03
Diluted	$0.71	$0.71	$0.71	$0.66	$0.79	$2.09	$2.06
Cash dividends per common share
Regular	0.31	0.29	0.29	0.29	0.29	0.89	0.87
Weighted average shares outstanding
Basic	18,279,612	18,343,958	18,476,128	18,530,114	18,786,032	18,366,249	17,816,505
Diluted	18,371,907	18,409,876	18,545,910	18,575,226	18,831,836	18,432,023	17,857,494
Performance ratios
Return on average assets	1.60%	1.58%	1.60%	1.43%	1.74%	1.60%	1.49%
Return on average common equity	10.04%	10.02%	10.18%	9.39%	11.63%	10.08%	10.25%
Return on average tangible common equity(1)	14.46%	14.54%	14.82%	13.82%	17.11%	14.61%	14.94%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands)	2024	2024	2024	2023	2023	2024	2023
Noninterest income
Wealth management	$1,071	$1,064	$1,099	$1,052	$1,145	$3,234	$3,127
Service charges on deposits	3,661	3,428	3,310	3,637	3,729	10,399	10,359
Other service charges and fees	3,697	3,670	3,450	3,541	3,564	10,817	10,106
(Loss) gain on sale of securities	-	-	-	-	-	-	(21)
Other operating income	2,023	1,180	1,400	2,232	1,184	4,603	3,419
Total noninterest income	$10,452	$9,342	$9,259	$10,462	$9,622	$29,053	$26,990
Noninterest expense
Salaries and employee benefits	$13,129	$12,491	$12,581	$12,933	$12,673	$38,201	$36,954
Occupancy expense	1,270	1,309	1,378	1,252	1,271	3,957	3,715
Furniture and equipment expense	1,574	1,687	1,545	1,489	1,480	4,806	4,389
Service fees	2,461	2,427	2,449	2,255	2,350	7,337	6,653
Advertising and public relations	967	933	796	843	968	2,696	2,457
Professional fees	221	330	372	787	172	923	780
Amortization of intangibles	536	530	530	536	536	1,596	1,195
FDIC premiums and assessments	365	364	369	376	392	1,098	1,135
Merger expense	-	-	-	-	-	-	2,393
Litigation expense	-	1,800	-	3,000	-	1,800	-
Other operating expense	3,654	3,026	3,366	3,309	3,071	10,046	8,726
Total noninterest expense	$24,177	$24,897	$23,386	$26,780	$22,913	$72,460	$68,397

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands, except per share data)	2024	2024	2024	2023	2023	2024	2023
Adjusted Net Income for diluted earnings per share	$13,033	$12,686	$12,845	$12,314	$14,855	$38,564	$36,828
Non-GAAP adjustments:
Loss (gain) on sale of securities	-	-	-	-	-	-	21
Merger expense	-	-	-	-	-	-	2,393
Day 2 provision for allowance for credit losses - Surrey	-	-	-	-	-	-	1,614
Litigation expense	-	1,800	-	3,000	-	1,800	-
Other items(1)	(825)	-	-	-	(204)	(825)	-
Total adjustments	(825)	1,800	-	3,000	(204)	975	4,028
Tax effect	(198)	432	-	720	(49)	234	532
Adjusted earnings, non-GAAP	$12,406	$14,054	$12,845	$14,594	$14,700	$39,305	$40,324

Adjusted diluted earnings per common share, non-GAAP	$0.68	$0.76	$0.69	$0.79	$0.78	$2.13	$2.26
Performance ratios, non-GAAP
Adjusted return on average assets	1.53%	1.75%	1.60%	1.77%	1.75%	1.63%	1.66%
Adjusted return on average common equity	9.56%	11.10%	10.18%	11.63%	11.68%	10.27%	11.40%
Adjusted return on average tangible common equity (2)	13.77%	16.11%	14.82%	17.11%	17.18%	14.89%	16.62%

(1)	Includes other non-recurring income and expense items.
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended September 30,
	2024			2023
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,455,807	$32,201	5.22%	$2,604,885	$33,566	5.11%
Securities available for sale	133,654	1,099	3.27%	284,659	1,952	2.72%
Interest-bearing deposits	270,440	3,701	5.44%	50,855	697	5.44%
Total earning assets	2,859,901	37,001	5.15%	2,940,399	36,215	4.89%
Other assets	371,358			393,001
Total assets	$3,231,259			$3,333,400

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$656,780	$234	0.14%	$699,066	$165	0.09%
Savings deposits	886,766	3,735	1.68%	862,121	1,941	0.89%
Time deposits	245,020	1,329	2.16%	263,940	652	0.98%
Total interest-bearing deposits	1,788,566	5,298	1.18%	1,825,127	2,758	0.60%
Borrowings
Retail repurchase agreements	1,054	-	0.05%	1,254	-	N/M
Total borrowings	1,054	-	0.05%	1,254	-	N/M
Total interest-bearing liabilities	1,789,620	5,298	1.18%	1,826,381	2,758	0.60%
Noninterest-bearing demand deposits	877,472			964,093
Other liabilities	47,892			43,574
Total liabilities	2,714,984			2,834,048
Stockholders' equity	516,275			499,352
Total liabilities and stockholders' equity	$3,231,259			$3,333,400
Net interest income, FTE(1)		$31,703			$33,457
Net interest rate spread			3.97%			4.29%
Net interest margin, FTE(1)			4.41%			4.51%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $592 thousand and $874 thousand for the three months ended September 30, 2024 and 2023, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Nine Months Ended September 30,
	2024			2023
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,501,209	$98,479	5.26%	$2,523,814	$93,261	4.94%
Securities available for sale	172,331	4,073	3.16%	306,435	6,191	2.70%
Interest-bearing deposits	182,773	7,499	5.48%	51,759	2,047	5.29%
Total earning assets	2,856,313	110,051	5.15%	2,882,008	101,499	4.71%
Other assets	372,663			366,243
Total assets	$3,228,976			$3,248,251

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$662,433	$570	0.11%	$682,820	$225	0.04%
Savings deposits	875,797	10,730	1.64%	850,411	3,731	0.59%
Time deposits	247,088	3,240	1.75%	272,435	1,450	0.71%
Total interest-bearing deposits	1,785,318	14,540	1.09%	1,805,666	5,406	0.40%
Borrowings
Federal funds purchased	839	35	5.52%	3,532	135	5.11%
Retail repurchase agreements	1,061	-	0.05%	1,674	1	0.06%
Total borrowings	1,900	35	2.46%	5,206	136	3.49%
Total interest-bearing liabilities	1,787,218	14,575	1.09%	1,810,872	5,542	0.41%
Noninterest-bearing demand deposits	883,013			924,591
Other liabilities	47,772			40,014
Total liabilities	2,718,003			2,775,477
Stockholders' equity	510,973			472,774
Total liabilities and stockholders' equity	$3,228,976			$3,248,251
Net interest income, FTE(1)		$95,476			$95,957
Net interest rate spread			4.06%			4.30%
Net interest margin, FTE(1)			4.46%			4.45%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $2.04 million and $1.95 million for the nine months ended September 30, 2024 and 2023, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands, except per share data)	2024	2024	2024	2023	2023
Assets
Cash and cash equivalents	$315,338	$329,877	$248,905	$116,420	$113,397
Debt securities available for sale, at fair value	166,669	129,686	166,247	280,961	275,332
Loans held for investment, net of unearned income	2,444,113	2,473,268	2,519,833	2,572,298	2,593,472
Allowance for credit losses	(35,118)	(34,885)	(35,461)	(36,189)	(36,031)
Loans held for investment, net	2,408,995	2,438,383	2,484,372	2,536,109	2,557,441
Premises and equipment, net	49,654	50,528	51,333	50,680	51,205
Other real estate owned	346	100	374	192	243
Interest receivable	9,883	9,984	10,719	10,881	10,428
Goodwill	143,946	143,946	143,946	143,946	143,946
Other intangible assets	13,550	14,085	14,615	15,145	15,681
Other assets	115,980	116,230	115,470	114,211	116,552
Total assets	$3,224,361	$3,232,819	$3,235,981	$3,268,545	$3,284,225

Liabilities
Deposits
Noninterest-bearing	$869,723	$889,462	$902,396	$931,920	$944,301
Interest-bearing	1,789,530	1,787,810	1,779,819	1,790,405	1,801,835
Total deposits	2,659,253	2,677,272	2,682,215	2,722,325	2,746,136
Securities sold under agreements to repurchase	954	894	1,006	1,119	1,029
Interest, taxes, and other liabilities	43,460	45,769	45,816	41,807	41,393
Total liabilities	2,703,667	2,723,935	2,729,037	2,765,251	2,788,558

Stockholders' equity
Common stock	18,291	18,270	18,413	18,502	18,671
Additional paid-in capital	168,691	168,272	173,041	175,841	180,951
Retained earnings	342,121	334,756	327,389	319,902	313,489
Accumulated other comprehensive loss	(8,409)	(12,414)	(11,899)	(10,951)	(17,444)
Total stockholders' equity	520,694	508,884	506,944	503,294	495,667
Total liabilities and stockholders' equity	$3,224,361	$3,232,819	$3,235,981	$3,268,545	$3,284,225

Shares outstanding at period-end	18,290,938	18,270,273	18,413,088	18,502,396	18,671,470
Book value per common share	$28.47	$27.85	$27.53	$27.20	$26.55
Tangible book value per common share(1)	19.86	19.20	18.92	18.60	18.00

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding.

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands)	2024	2024	2024	2023	2023
Allowance for Credit Losses
Balance at beginning of period:
Allowance for credit losses - loans	$34,885	$35,461	$36,189	$36,031	$36,177
Allowance for credit losses - loan commitments	441	746	746	758	964
Total allowance for credit losses beginning of period	35,326	36,207	36,935	36,789	37,141
Adjustments to beginning balance:
Allowance for credit losses - loans - Surrey acquisition for purchased credit deteriorated loans	-	-	-	-	-
Allowance for credit losses - loan commitments	-	-	-	-	-
Net Adjustments	-	-	-	-	-
Provision for credit losses:
Provision for credit losses - loans	1,360	449	1,011	1,041	1,315
(Recovery of) provision for credit losses - loan commitments	-	(305)	-	(12)	(206)
Total provision for credit losses - loans and loan commitments	1,360	144	1,011	1,029	1,109
Charge-offs	(1,799)	(1,599)	(2,448)	(2,105)	(2,157)
Recoveries	672	574	709	1,222	696
Net (charge-offs) recoveries	(1,127)	(1,025)	(1,739)	(883)	(1,461)
Balance at end of period:
Allowance for credit losses - loans	35,118	34,885	35,461	36,189	36,031
Allowance for credit losses - loan commitments	441	441	746	746	758
Ending balance	$35,559	$35,326	$36,207	$36,935	$36,789

Nonperforming Assets
Nonaccrual loans	$19,754	$19,815	$19,617	$19,356	$18,366
Accruing loans past due 90 days or more	176	19	30	104	59
Modified loans past due 90 days or more	-	-	-	-	-
Total nonperforming loans	19,930	19,834	19,647	19,460	18,425
OREO	346	100	374	192	243
Total nonperforming assets	$20,276	$19,934	$20,021	$19,652	$18,668

Additional Information
Total modified loans	$2,320	$2,290	$2,177	$1,873	$1,674

Asset Quality Ratios
Nonperforming loans to total loans	0.82%	0.80%	0.78%	0.76%	0.71%
Nonperforming assets to total assets	0.63%	0.62%	0.62%	0.60%	0.57%
Allowance for credit losses to nonperforming loans	176.21%	175.88%	180.49%	185.97%	195.55%
Allowance for credit losses to total loans	1.44%	1.41%	1.41%	1.41%	1.39%
Annualized net charge-offs (recoveries) to average loans	0.18%	0.16%	0.27%	0.14%	0.22%